                                                                   Exhibit 10.17

                        FORM OF INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of the 15th day of January, 2004, by and between optionsXpress, Inc., a Delaware corporation (the "Company") and DIRECTOR ("Indemnitee").

                                    RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve or continue serving as directors or officers of companies unless they are protected by comprehensive liability insurance and adequate indemnification due to the increased exposure to litigation costs and risks resulting from service to such companies that often bear no relationship to the compensation of such directors or officers.

     B. The statutes and judicial decisions regarding the duties of directors and officers often fail to provide directors and officers with adequate, reliable knowledge of the legal risks to which they are exposed or the manner in which they are expected to execute their fiduciary duties and responsibilities.

     C. The Company and the Indemnitee recognize that plaintiffs often seek damages in such large amounts, and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation can create an extraordinary burden on the personal resources of directors and officers.

     D. The board of directors of the Company has concluded that, to attract and retain competent and experienced persons to serve as directors and officers of the Company, it is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders for the Company to contractually indemnify its directors and certain of its officers in the manner set forth herein, and to assume for itself liability for expenses and damages in connection with claims against such directors and officers in connection with their service to the Company as provided herein.

     E. The Company desires and has requested the Indemnitee to serve or continue to serve as a director and/or officer of the Company, and the Indemnitee only is willing to serve, or to continue to serve, as a director and/or officer of the Company if the Indemnitee is furnished the indemnity provided for herein by the Company.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the corresponding meanings set forth below.

          "Change in Control" means the happening of any of the following events:

               (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this definition, the following transactions shall not constitute a Change in
     Control: (i) any acquisition by the Company or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate of the Company, or (ii) a Non-Control Transaction;

               (ii) A change in the composition of the board of directors of the Company such that the individuals who, as of the date hereof, constitute the board of directors of the Company (such board of directors shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of the Company; PROVIDED, HOWEVER, for purposes of this clause (ii), any individual who becomes a member of the board of directors of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the board of directors of the Company and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED, FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors of the Company shall not be so considered as a member of the Incumbent Board; or

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), in each case, unless the Corporate Transaction is a Non-Control Transaction.

          "Claim" means a claim or action asserted by a Person in a Proceeding.

          "Company Action" means a Proceeding in which a Claim has been brought by or in the name of the Company to procure a judgment in its favor.

          "Covered Entity" means the Company, any subsidiary of the Company or any other Person for which Indemnitee is or was or may be deemed to be serving at the request of the Company, or any subsidiary of the Company, as a director, officer, employee, controlling person, agent or fiduciary.

          "Disinterested Director" means, with respect to any determination contemplated by this Agreement, any Person who, as of the time of such determination, is a member of the Company's board of directors but is not a party to any Proceeding then pending with respect to any Indemnification Event.

          "ERISA" means Employee Retirement Income Security Act of 1974, as amended, or any similar Federal statute then in effect.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect.

          "Expenses" means any and all direct and indirect fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating, printing and binding costs, telephone charges, postage and delivery service fees and all other disbursements or expenses of any type or nature whatsoever reasonably incurred by Indemnitee (including reasonable attorneys' fees and other professionals' fees, subject to the limitations set forth in Section 3(c) below) in connection with or arising from an. Indemnification Event, including, without limitation: (i) the investigation or defense of a Claim; (ii) being, or preparing to be, a witness or otherwise participating, or preparing to participate, in any Proceeding; (iii) furnishing, or preparing to furnish, documents in response to a subpoena or otherwise in connection with any Proceeding; (iv) any appeal of any judgment, outcome or determination in any Proceeding (including, without limitation, any premium, security for and other costs relating to any cost bond, supersedeas bond or any other appeal bond or its equivalent); (v) establishing or enforcing any right to indemnification under this Agreement (including, without limitation, pursuant to Section 2(c) below), Delaware law or otherwise, regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; (vi) Indemnitee's defense of any Proceeding instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement (including, without limitation, costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action); and (vii) any Federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including all interest, assessments and other charges paid or payable with respect to such payments.

          "Former Director" means, with respect to a determination contemplated by this Agreement made following a Change in Control, a Person who was a member of the Company's board of directors prior to such Change in Control but who is no longer serving on the Company's board of directors as of the time of such determination.

          An "Indemnification Event" shall be deemed to have occurred if Indemnitee was or is or becomes, or is threatened to be made, a party to or witness or other participant in, or was or is or becomes obligated to furnish or furnishes documents in response to a subpoena or otherwise in connection with, any Proceeding by reason of the fact that Indemnitee is or was or may be deemed a director, officer, employee, controlling person, agent or fiduciary of any Covered Entity, or by reason of any action or inaction on the part of Indemnitee while serving in any such capacity (including, without limitation, rendering any written statement that is a Required Statement or is made to another officer or employee of the Covered Entity to support a Required Statement).

          "Independent Legal Counsel" means an attorney or firm of attorneys designated by the Indemnitee that is satisfactory to a majority of the Disinterested Directors (or, if there are no Disinterested Directors, the Company's board of directors) that is experienced in matters of corporate law and neither presently is, nor in the thirty-six (36) months prior to such designation has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

          "Losses" means any and all losses, claims, damages, liabilities, judgments, fines, penalties, settlement payments, awards and amounts of any type whatsoever incurred by Indemnitee in connection with or arising from an Indemnification Event.

          "Non-Control Transaction" means a Corporate Transaction as a result of which the Outstanding Company Voting Securities immediately prior to such Corporate Transaction would entitle the holders thereof immediately prior to such Corporate Transaction to exercise, directly or indirectly, more than fifty percent (50%) of the combined voting power of all of the shares of capital stock entitled to vote generally in election of directors of the corporation resulting from such Corporate Transaction immediately after such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries).

          "Organizational Documents" means any and all organizational documents, charters or similar agreements or governing documents, including, without limitation (i) with respect to a corporation, its certificate of incorporation and bylaws, (ii) with respect to a limited liability company, its operating agreement, and (iii) with respect to a limited partnership, its partnership agreement.

          "Proceeding" means any threatened, pending or completed claim, action, suit, proceeding, arbitration or alternative dispute resolution mechanism, investigation, inquiry, administrative hearing, appeal or any other actual, threatened or completed proceeding, whether brought in the right of a Covered Entity or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative, arbitrative or investigative nature.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other enterprise or government or agency or political subdivision thereof.

          "Required Statement" means a written statement of a Person that is required to be, and is, filed with the SEC regarding the design, adequacy or evaluation of a Covered Entity's internal controls or the accuracy, sufficiency or completeness of reports or statements filed by a Covered Entity with the SEC pursuant to federal law and/or administrative regulations, including without limitation, the certifications contemplated by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation promulgated pursuant thereto.

          "Reviewing Party" means, with respect to any determination contemplated by this Agreement, any one of the following: (i) a majority of the Disinterested Directors, even if such Persons would not constitute a quorum of the Company's board of directors; (ii) a committee consisting solely of Disinterested Directors, even if such Persons would not constitute a quorum of the Company's board of directors, so long as such committee was designated by a majority of the Disinterested Directors;
     (iii) in the absence of any Disinterested Directors and upon the written consent of Indemnitee, the Company's stockholders; or (iv) Independent Legal Counsel (in which case, any determination shall be evidenced by the rendering of a written opinion).

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

     2.   INDEMNIFICATION.

          (a) INDEMNIFICATION OF LOSSES AND EXPENSES. If an Indemnification Event has occurred, then, subject to Section 9 below, the Company shall indemnify and hold harmless Indemnitee, to the fullest extent permitted by law, against any and all Losses and Expenses, but only if the Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, court order, settlement or conviction or on plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee (i) did not act in good faith in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b) LIMITATION WITH RESPECT TO COMPANY ACTIONS. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless Indemnitee with respect to any Losses (as opposed to Expenses) in connection with or arising from any Company Action. Furthermore, the Company shall not indemnify and hold harmless Indemnitee with respect to any Expenses in connection with or arising from any Company Action as to which the Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to Indemnitee's willful misconduct of a culpable nature in the performance of the Indemnitee's duties to the Company, unless, and then only to extent that, any court in which such Company Action was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to Expenses for such indemnification as such court shall deem proper.

          (c) ADVANCEMENT OF EXPENSES. The Company shall advance Expenses to or on behalf of Indemnitee as soon as practicable, but in any event not later than 30 days after written request therefor by Indemnitee which request shall be accompanied by vouchers, invoices or similar evidence documenting in reasonable detail the Expenses incurred or to be incurred by Indemnitee. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement.

          (d) CONTRIBUTION. If, and to the extent, the indemnification of Indemnitee provided for in Section 2(a) above for any reason is held by a court of competent jurisdiction not to be permissible for liabilities arising under Federal securities laws or ERISA, then the Company, in lieu of indemnifying Indemnitee under this Agreement, shall contribute to the amount paid or payable by Indemnitee as a result of such Losses or Expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Covered Entities and all officers, directors or employees of the Covered Entities other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Covered Entities and all officers, directors or employees of the Covered Entities other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and the Indemnitee, on the other hand, in connection with the action or inaction that resulted in such Losses or Expenses, as well as any other relevant equitable considerations. The relative fault of the Covered Entities and all officers, directors or employees of the Covered Entities other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive. No Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (e) If any of Summit Ventures VI-A, L.P., Summit Ventures VI-B, L.P. or any of their respective affiliates (each, a "Summit Fund") is or is threatened to be made a party to or a participant in any Proceeding, and the Summit Fund's involvement in the Proceeding arises in whole or in part from the Indemnitee's service to the Company as an officer or director of the Company, then the Summit Fund shall be entitled to all of the indemnification rights and remedies, and shall to the extent indemnified hereunder, undertake the obligations of the Indemnitee, under this Agreement to the same extent as Indemnitee and to the same extent as if such Summit Fund was a party hereto.

     3.   INDEMNIFICATION PROCEDURES.

          (a) NOTICE OF INDEMNIFICATION EVENT. Indemnitee shall give the Company notice as soon as practicable of any Indemnification Event of which Indemnitee becomes aware, provided that any failure to so notify the Company shall not relieve the Company of any of its obligations under this Agreement, except if, and then only to the extent that, such failure increases the liability of the Company under this Agreement.

          (b) NOTICE TO INSURERS. If, at the time the Company receives notice of an Indemnification Event pursuant to Section 3(a) above, the Company has liability insurance in effect which may cover such Indemnification Event, the Company shall give prompt written notice of such Indemnification Event to the insurers in accordance with the procedures set forth in each of the applicable policies of insurance. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Indemnification Event in accordance with the terms of such policies; PROVIDED THAT nothing in this Section 3(b) shall affect the Company's obligations under this Agreement or the Company's obligations to comply with the provisions of this Agreement in a timely manner as provided.

          (c) SELECTION OF COUNSEL. If the Company shall be obligated hereunder to pay or advance Expenses or indemnify Indemnitee with respect to any Losses, the Company shall be entitled to assume the defense of any related Claims, with counsel selected by the Company, PROVIDED THAT following a Change in Control, if any Former Directors are seeking indemnification in connection with any such Proceeding, such counsel shall be subject to the prior written approval of a majority of such Former Directors who are seeking indemnification, which approval shall not be unreasonably withheld or delayed. After the retention of such counsel by the Company and the receipt of any approval required under the preceding sentence, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the defense of such Claims; PROVIDED THAT: (i) Indemnitee shall have the right to employ counsel in connection with any such Claim at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) counsel for Indemnitee shall have provided the Company with written advice that there may reasonably be expected to exist a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company may not settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnitee (such consent not to be unreasonably withheld).

     4.   DETERMINATION OF RIGHT TO INDEMNIFICATION.

          (a) SUCCESSFUL PROCEEDING. To the extent Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding referred to in Sections 2(a) or 2(b), the Company shall indemnify Indemnitee against Losses and Expenses incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all Claims in such Proceeding, the Company shall indemnify Indemnitee against all Losses and Expenses actually or reasonably incurred by Indemnitee in connection with each successfully resolved Claim.

          (b) OTHER PROCEEDINGS. In the event that Section 4(a) is inapplicable, the Company shall nevertheless indemnify Indemnitee, unless, but then only to the extent that, a Reviewing Party chosen pursuant to Section 4(c) determines that Indemnitee has not met the applicable standard of conduct set forth in Sections 2(a) or 2(b), as applicable, as a condition to such indemnification.

          (c) REVIEWING PARTY DETERMINATION. If, and to the extent, any applicable law requires the determination that Indemnitee has met the applicable standard of conduct set forth in

Sections 2(a) or 2(b), as applicable, as a condition to any such indemnification, a Reviewing Party shall make such determination, subject to the following:

               (i) A Reviewing Party so chosen shall act in the utmost good faith to assure Indemnitee a complete opportunity to present to such Reviewing Party Indemnitee's case that Indemnitee has met the applicable standard of conduct.

               (ii) Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of a Covered Entity, including, without limitation, its financial statements, or on information supplied to Indemnitee by the officers or employees of a Covered Entity in the course of their duties, or on the advice of legal counsel for a Covered Entity or on information or records given, or reports made, to a Covered Entity by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by a Covered Entity. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of a Covered Entity shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 4(c)(ii) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Any Person seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

               (iii) If a Reviewing Party chosen pursuant to this Section 4(c) shall not have made a determination whether Indemnitee is entitled to indemnification within thirty (30) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (A) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (B) a prohibition of such indemnification under applicable law; provided, however, that such 30 day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the Reviewing Party in good faith requires such additional time for obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this
     Section 4(c)(iii) shall not apply if (I) the determination of entitlement to indemnification is to be made by the stockholders of the Company, (II), a special meeting of stockholders is called by the board of directors of the Company for such purpose within thirty (30) days after the stockholders are chosen as the Reviewing Party, (III) such meeting is held for such purpose within sixty (60) days after having been so called, and (IV)such determination is made thereat.

          (d) APPEAL TO COURT. Notwithstanding a determination by a Reviewing Party that Indemnitee is not entitled to indemnification with respect to a specific Claim or Proceeding (an "Adverse Determination"), Indemnitee shall have the right to apply to the court in which that Claim or Proceeding is or was pending or any other court of competent jurisdiction for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement, PROVIDED THAT Indemnitee shall commence any such Proceeding seeking to enforce Indemnitee's right to indemnification within one (1) year following the date upon which Indemnitee is notified in writing by the Company of the Adverse Determination, In the event of any dispute between the parties concerning their respective rights and obligations hereunder, the Company shall have the burden of proving that the Company is not obligated to make the payment or advance claimed by Indemnitee.

          (e) PRESUMPTION OF SUCCESS. The Company acknowledges that a settlement or other disposition short of final judgment may be deemed a successful resolution for purposes of Section 4(a) if it permits a party to avoid expense, delay, distraction, disruption or uncertainty. In the event that any Proceeding to which Indemnitee is a party is resolved in any manner (other than by adverse judgment against Indemnitee) including, without limitation, settlement of such Proceeding with or without payment of money or other consideration, it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

     5.   ADDITIONAL INDEMNIFICATION RIGHTS; NON-EXCLUSIVITY.

          (a) SCOPE. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement or any other agreement, the Organizational Documents of any Covered Entity or by applicable law. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, controlling person, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties rights and obligations hereunder except as set forth in Section 9(a) hereof.

          (b) NON-EXCLUSIVITY. The rights to indemnification, contribution and advancement of Expenses provided in this Agreement shall not be deemed exclusive of, but shall be in addition to, any other rights to which Indemnitee may at any time be entitled under the Organizational Documents of any Covered Entity, any other agreement, any vote of stockholders or Disinterested Directors, the laws of the State of Delaware or otherwise. Furthermore, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion of any other right or remedy. The rights to indemnification, contribution and advancement of Expenses provided in this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment of any amount otherwise indemnifiable hereunder, or for which advancement is provided hereunder, if and to the extent Indemnitee has otherwise actually received such payment, whether pursuant to any insurance policy, the Organizational Documents of any Covered Entity or otherwise (but specifically excluding any payment received by the Indemnitee from any insurance policy maintained by or for the benefit of such Indemnitee (other than the Company) so long as Indemnitee does not by virtue thereof actually retain duplicative payments).

     7. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that, in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain Federal securities laws, and Federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken, or may be required in the future to undertake, with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee, and any right to indemnification hereunder shall be subject to, and conditioned upon, any such required court determination.

     8. LIABILITY INSURANCE. The Company's Organizational Documents shall at all times provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers and directors. The Company shall advise Indemnitee as to the general terms of, and the amounts of coverage provide by, any liability insurance policy described in this Section 8 and shall promptly notify Indemnitee if, at any time, any such insurance policy will no longer be maintained or the amount of coverage under any such insurance policy will be decreased.

     9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee:

          (a) against any Losses or Expenses, or advance Expenses to Indemnitee, with respect to Claims initiated or brought voluntarily by Indemnitee, and not by way of defense (including, without limitation, affirmative defenses and counter-claims), except (i) Claims to establish or enforce a right to indemnification, contribution or advancement with respect to an Indemnification Event, whether under this Agreement, any other agreement or insurance policy, the Company's Organizational Documents of any Covered Entity, the laws of the State of Delaware or otherwise, or
     (ii) if the Company's board of directors has approved specifically the initiation or bringing of such Claim;

          (b) against any Losses or Expenses, or advance Expenses to Indemnitee, with respect to Claims arising (i) with respect to an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of
     Section 16(b) of the Exchange Act or (ii) pursuant to Sections 304 or 306 of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation promulgated pursuant thereto; or

          (c) if, and to the extent, that a court of competent jurisdiction renders a final, unappealable decision that such indemnification is not lawful.

     10.  REMEDIES OF INDEMNITEE.

          (a) RIGHT TO PETITION COURT. In the event that Indemnitee makes a request for payment of Losses and Expenses or a request for an advancement of Expenses and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition a court of law to enforce the Company's obligations under this Agreement.

          (b)  BURDEN OF PROOF. In any judicial proceeding brought under this
Section 10, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Losses and Expenses hereunder.

          (c) VALIDITY OF AGREEMENT. The Company shall be precluded from asserting in any Proceeding, including, without limitation, an action under this Section, that the provisions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

          (d) FAILURE TO ACT NOT A DEFENSE. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel or stockholders) to make a determination concerning the permissibility of the payment of Losses and Expenses or the advancement of Expenses under this Agreement shall not be a defense in any action brought under this Section 10, and shall not create a presumption that such payment or advancement is not permissible.

     11.  MISCELLANEOUS.

          (a) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

          (b) BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including with respect to the Company, any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company) and with respect to Indemnitee, his or her spouse, heirs, and personal and legal representatives and in the case of Section 2(e), the Summit Funds. The Company shall require and cause any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. This Agreement shall continue in effect for the benefit of the Indemnitee and such spouses, heirs and personal and legal representatives and in the case of Section 2(e), the Summit Funds, regardless of whether Indemnitee continues to serve as a director, officer, employee, controlling person, agent or fiduciary of any Covered Entity.

          (c) NOTICE. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar, nationally recognized overnight courier, freight prepaid, or (d) one
(1) business day after the business day of delivery by confirmed facsimile transmission, if deliverable by facsimile transmission, with copy by other means permitted hereunder, and addressed, if to Indemnitee, to the Indemnitee's address or facsimile number (as applicable) as set forth beneath the Indemnitee's signature to this Agreement, or, if to the Company, at the address or facsimile number (as applicable) of its principal corporate offices (attention: Secretary), or at such other address or facsimile number (as applicable) as such party may designate to the other parties hereto.

          (d) ENFORCEABILITY. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (e) CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction and venue of the courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any Proceeding instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of Delaware.

          (f) SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the extent manifested by the provision held invalid, illegal or unenforceable.

          (g) CHOICE OF LAW. This Agreement shall be governed by and its provisions shall be construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

          (h) SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee (other than with respect to any rights of recovery under any insurance policy maintained by the Indemnitee or by any Person (other than the Company) for and on behalf of the Indemnitee) who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          (i) AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in a writing signed by the parties to be bound thereby. Notice of same shall be provided to all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          (j) NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained or continue in the employ or service of any Covered Entity.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                                          OPTIONSXPRESS, INC.


                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------


                                          INDEMNITEE:

                                          Name:
                                               ---------------------------------

                                          Address:

                                          Fax No.: